STAAR Surgical

(NASDAQ: STAA)



May 2010



STAAR SURGICAL

FORWARD-LOOKING STATEMENTS

All statements in this presentation that are not statements of historical fact are forward-looking statements, including any projections of earnings, revenue, profit margin, cash or other financial items, any statements of the plans, strategies, and objectives of management for future operations, any statements regarding expectations for success of the ICL or other products in U.S. or international markets, any statements concerning proposed new products and government approval of new products, services or developments, any statements regarding future economic conditions or performance, statements of belief and any statements of assumptions underlying any of the foregoing. These statements are based on expectations and assumptions as of the date of this presentation and are subject to numerous risks and uncertainties, which could cause actual results to differ materially from those described in the forward-looking statements. The risks and uncertainties include our limited capital resources and limited access to financing, the broad discretion of the FDA in approving any medical device and the inherent uncertainty that new devices will be approved, the likelihood of administrative delays, the need in certain future FDA submissions to satisfy additional and potentially costly requirements such as third party audits, the negative effect of the global recession on sales of products, especially products such as the ICL used in non-reimbursed elective procedures, the challenge of managing our foreign subsidiaries, the risk that sales of our newly introduced products may not restore profitability to our U.S. IOL product line, the willingness of surgeons and patients to adopt a new product and procedure, and the potential effect of recent negative publicity about LASIK on the demand for refractive surgery in general in the U.S., and the other factors discussed under the heading "Risk Factors" in our Annual Report on Form 10-K filed with the SEC on April 1, 2010. STAAR assumes no obligation to update its forward-looking statements to reflect future events or actual outcomes and does not intend to do so.

STAAR SURGICAL

STAAR Surgical

- Surgical Technology And Applied Research
- Leaders of Innovative Ophthalmic Devices
  - Foldable Intraocular Lens (IOL)
  - Collamer® Material
  - Toric IOL
  - IOL Delivery Systems (Preloaded, small incisions)
  - Implantable Collamer Lens (ICL™)

Key Investment Considerations

- Two Large Market Opportunities
- Two Differentiated Product Lines
- Strong Barriers to Entry
- Improving Financial Performance
- Strong Balance Sheet
- Poised for Growth and Profitability in 2010

Vision Correction Market

- Up to 1.5 billion nearsighted people worldwide
- 5 Million Refractive procedures WW by 2014
- 7.7 % CAGR
- LASIK challenged by economy and technology's limitations

Source: The Global Refractive Surgery Market by Market Scope November 2009



Visian® ICL

- Implantable Collamer Lens better known as "the implantable Contact Lens."
- Made from a proprietary material called Collamer allowing placement between the iris and natural lens
- Corrects myopia (nearsightedness) from 3 diopters to 15 diopters for patients ages of 21 to 45
- Alternative to LASIK
- Toric ICL version corrects astigmatism and hyperopic version (HICL) corrects hyperopia (farsightedness). Available OUS

STAAR® SURGICAL

Refractive Procedures

Laser Based	Lens Based
LASIK	Visian ICL









ICL vs. LASIK



- Small micro incision
- Adds a lens into the eye
- Permanent but removable
- Provides UV protection
- No dry eye
- 99% satisfied after five years with ICL

- Incision over 1 inch-long
- Burns material away
- Cannot be reversed
- No UV protection
- Potential dry eye
- High percent of enhancements

STAAR SURGICAL

ICL Patient Profile

- Refractive Error Treatment Zone for Visian ICL
  - Higher diopters of myopic correction (-6D and above)
  - Those with higher vision expectations (-3D to -6D)
  - 65% of LASIK patients in U.S. are -3D or above
  - LASIK results drop and complications rise the higher the diopter error
- Ocular Conditions which Prohibit LASIK

Source: The Global Refractive Surgery Market by Market Scope December 2008

STAAR SURGICAL

Superior Data for Young Adults in the Military with Low Myopia

"Weapons Grade Vision"

UCVA	Fort Bragg*	Fort Hood*	Typical ICL*	Custom LASIK	TICL Data
20/10 or better	9%	4%	1%		12%
20/15 or better	81%	78%	55%		54%
20/20 or better	98%	100%	80%	70-80%	82%
Age	28	30	36	40	35
Myopic error	-7.1	-6.2	-9.5	-4.3	-9.4

*Eyes with pre-op cylinder of 1D or less.

STAAR SURGICAL

VISIAN ICL GROWTH DYNAMICS

- Approval in Japan of the Visian ICL in February
  - Submission of the Visian TICL filed
  - Training session for 47 surgeons in April, next session in June
- Submission in U.S. of the Visian Toric ICL
  - Currently marketed in 45 countries
  - Responding to current questions from FDA
- TICL is 31% percent and 41% of dollars where available
- Strong international growth and market share gains

STAAR SURGICAL

Toric ICL FDA Clinical Data

- 77% of eyes post-op Uncorrected Visual Acuity was the same or better than the Best Corrected Visual Acuity pre-op
  - With Visian Toric ICL they saw the same or better than their best day with glasses or contacts
- 47% of the eyes saw BETTER with Visian Toric ICL than their best day with glasses or contacts
- Currently under review at FDA

STAAR SURGICAL

Global ICL Revenues



Millions
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
Q305
Q405
Q106
Q206
Q306
Q406
Q107
Q207
Q307
Q407
Q108
Q208
Q308
Q408
Q109
Q209
Q3/09
Q4/09
Q1/10

85%+ Gross Margins

STAAR SURGICAL

Recent U.S. Refractive Procedure Trends



60%
40%
20%
0%
-20%
-40%
-60%
Q1/08 Q2/08 Q3/08 Q4/08 Q1/09 Q2/09 Q3/09 Q4/09 Q1/10
STAAR
TLC
LCAV
MktScope

Visian ICL Grows Despite Economy

Top Ten Refractive Markets

Market	09 Procedures	07 Procedures	09 ICL Growth	ICL Share
U.S.	786,000	1,417,000	Flat	1%
China	724,000	650,000	+37%	.3%
Japan	427,000	439,000*	(17%)	.1%
Spain	141,000	180,000	+1%	3%
India	128,000	120,000	+79%	2%
Italy	119,000	135,000	+21%	.3%
S. Korea	111,000	135,000	+87%	11%
Germany	110,000	125,000	(1%)	.8%
U.K.	110,000	82,000	(7%)	.2%
France	75,000	85,000	+82%	.6%
	2,731,000	3,368,000		

- 10% ICL market penetration equals $200M annually at 90% GM
- * Estimate as Market Scope did not account for key laser centers in 2007.

Source: The Global Refractive Surgery Market by Market Scope November 2009

STAAR SURGICAL

Worldwide Cataract Market "Large and Growing"

- $3.1 b Worldwide IOL market in 2014
  - 8.2% CAGR
- U.S. Market is $1.1 b in 2014
  - 8.7% CAGR
- Driven by innovation / improved outcomes / aging population

Source: The Global IOL Market by Market Scope September 2009

STAAR SURGICAL

STAAR IOLs for Cataract



Collamer Afinity Aspheric Three Piece (NTIOL)



Collamer nanoFLEX Aspheric (NTIOL)



Silicone Toric Plate (Premium Pricing)



Silicone Aspheric Three Piece (NTIOL)

<u>Preloaded Proprietary IOLs</u>

- Acrylic
- Silicone





STAAR® SURGICAL

Unique Collamer Material

- Proprietary hydrophilic material produces superior quality of vision
- 40% water content produces:
  - Less internal reflectance (reduces glare and halo) as compared to all other materials
  - Induces fewer higher order aberrations
- Free from glistenings
- Patent protection until 2015
- Preliminary data demonstrates “accommodation” potential

STAAR SURGICAL

CAST

“Collamer Accommodating Study Team”

- Clinical observations: Collamer provides some accommodation or better visual results
- Inherent property of the material??
- Collamer Accommodating Study Team
  - Eight leading ophthalmic surgeons
- Team will be monitoring three evaluations:
  - First is to benchmark current nanoFLEX IOL (Complete)

STAAR SURGICAL

Distance Corrected Near Vision - nanoFLEX vs. Standard IOLs



	≤ 20/20	≤ 20/25	≤ 20/32	≤ 20/40	>20/40
nanoFLEX (73)	0.0%	6.8%	30.1%	47.9%	52.1%
AMO Tecnis (119)	0.8%	6.7%	17.6%	38.7%	61.3%
Std Silicone(64)	0.0%	0.0%	4.7%	35.9%	64.1%
Collamer 3-pc (54)	0.0%	0.0%	16.5%	28.0%	72.0%
Alcon Acrylic(176)	0.6%	2.3%	9.1%	21.6%	78.4%

COMPELLING NEAR VISION

When compared to Standard IOLs

ENCOURAGING NEAR VISION

When compared to Accommodating IOLs

Distance Corrected Near Vision



	≤ 20/20	≤ 20/25	≤ 20/32	≤ 20/40	> 20/40
Synchrony (n=39)	0.0%	61.5%	84.6%	94.9%	5.1%
Crystalens(n=121)	0.8%	24.0%	50.4%	88.0%	11.6%
nanoFLEX (73)	0.0%	6.8%	30.1%	47.9%	52.1%
TetraFlex (n=175)	0.0%	0.0%	26.0%	51.0%	49.0%

STAAR SURGICAL

nanoFLEX Intermediate Vision is SUPERIOR

Compared to Currently Marketed Presbyopia Correcting IOLs


Average Distance Corrected Intermediate Vision
20/25
20/30
20/32
20/38
20/40
nanoFLEX (N=59)
Crystalens HD (N=64)
Crystalens 5.0 (N=47)
ReZoom (N=138)
ReSTOR (N=46)

STAAR SURGICAL

Next Steps For CAST

CAST II

- Clinical protocol using the current nanoFLEX IOL
- Goal: confirm CAST findings in rigid clinical trial
- Bi-lateral 125 patients with 9 to 12 month follow
- Potential new NTIOL class
- New marketing data for IOL

CAST III

- Clinical protocol with a few design changes in nanoFLEX
- Goal: obtain clinical results allowing for less spectacle dependence label
- Label would create product for premium channel : $800 to $1,200/lens

STAAR® SURGICAL

What's the Value of an Accommodating Technology?

- 2008 B&L acquires Eyeonics IOL technology for $400M plus earn out
  - Sales at about $35M in 2007
  - Sales in 2009 about $70M
- 2009 Abbott acquires Visiogen IOL technology for $400M plus
  - Not yet FDA approved
- Market Scope Global PCIOL Market Estimates
  - Grow from $265M in 09 to $1.1B in 2015

Source: The Global Market for Presbyopia-Correcting Surgery by Market Scope March 2010

STAAR SURGICAL

2009 RESULTS

Excluding Other Charges

	2009	2008	2007	09 to 08
Revenue	$ 75.3 M	$ 74.9 M	$ 59.4 M	+1%
Gross Profit	$ 41.9 M	$ 41.6 M	$ 29.3 M	+1%
Operating Exp	$ 45.6 M	$ 50.7 M	$ 43.4 M	(10%)
Operating Inc	$ (3.7 M)	$ (9.1 M)	$ (14.1 M)	+59%
Net Income	$ (6.2 M)	$ (11.9 M)	$ (16.0 M)	+48%

- Other charges in 2008 of $11.3M: inventory purchase accounting, $3.9M acquisition purchase accounting, $1M patent impairment charges, and $4.9M litigation verdict were excluded.

STAAR® SURGICAL

2010 First Quarter

Comparison to Q1 2009

	Q1 10	Q1 09	Delta
Revenue	$ 13.8 M	$ 12.2 M	+13.3%
Gross Profit	$ 8.8 M	$ 7.7 M	+15.3%
Gross Profit %	64.1%	63%	+110bps
Operating Expenses	$ 8.8 M	$ 9.5 M	(8%)
Oper Exp %	63.5%	78.3%	(1480bps)
Operating Income	$ 76k	$ (1.9 M)	+104%

STAAR SURGICAL

Continuing Financial Improvements

Gross Margin and Operating Expense Ratios



80%
70%
60%
50%
40%
30%
20%
10%
0%
Q1/07
Q2/07
Q3/07
Q4/07
Q1/08
Q2/08
Q3/08
Q4/08
Q1/09
Q2/09
Q3/09
Q4/09
Q1/10
GM %
OpExp%

STAAR SURGICAL

2010 Key Metric Report Card

	Q1	Q2	Q3	Q4	2009
Double Digit Revenue growth in ICL and IOL	↑				
Gross Margin mid 60%	↑				
Progress toward profitability	↑				
Cash from operations	↓				
Improve balance sheet	↑				

STAAR Balance Sheet

- Cash of $23.8 Million
  - $4 Million due for litigation settlement
- $5 Million Note due Broadwood in December for Japan acquisition
- $6.8 Million in Preferred Stock to Canon for Japan acquisition (1.7 million at $4)
- 34.9 million shares of common stock outstanding/ approximately 41.8 million fully diluted with Canon shares included

A Road to Profitability in 2010?

	2009	Pro Forma*	2010 Way
Revenue	$ 75.3 M	$ 51.8 M	$ 59.6 M**
Gross Profit	$ 41.9 M	$ 31.8 M	$ 38.7 M
Op Expenses	$ 45.6 M	$ 36.8 M	$ 34.0 M
Op Income	$ (3.7 M)	$ (5.0 M)	$ 4.7 M
Net Income	$ (6.2 M)	$ (7.8 M)	$ 3.5 M

*2009 Pro Forma excluding Domilens Business.
**Theoretical model intended to provide investors with a potential operating model.

STAAR SURGICAL

Key Investment Considerations

- Two Large Market Opportunities
- Two Differentiated Product Lines
- Strong Barriers to Entry
- Improving Financial Performance
- Strong Balance Sheet
- Poised for Growth and Profitability in 2010

STAAR SURGICAL